UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	September 20, 2018
(Date of earliest event reported)	September 19, 2018

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Item 5.03		Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective September 19, 2018, the Board of Directors (the “Board”) of ONEOK, Inc. (the “Company”) amended and restated the Company’s existing Amended and Restated By-laws (as amended and restated, the “By-laws”).
The amended By-laws provide that a member of the Board must retire no later than immediately prior to the Company’s annual meeting of shareholders following such member’s seventy-fifth birthday, rather than such member’s seventy-third birthday, as formerly provided. In addition, the amended By-laws provide that the Chair of the Corporate Governance Committee (also known as the Lead Independent Director) of the Board may call special meetings of the independent directors, a provision consistent with an existing provision of the Company’s Corporate Governance Guidelines, and that a director’s attendance at a meeting of the Board will constitute a waiver of notice of such meeting, except when the attendance is to object that the meeting has not been lawfully called. The amended By-laws retain the requirement that a shareholder’s proposal of business or a shareholder director nomination must be received by the Company not less than 120 calendar days prior to the first anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting (unless otherwise provided), and add a provision that such notices be received not more than 150 calendar days prior to such time. The amended By-laws also make grammatical and clarifying revisions and other nonsubstantive changes.
The foregoing description of the amendments to the By-laws is qualified in its entirety by reference to the text of the By-laws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

3.1		Amended and Restated By-laws of ONEOK, Inc., effective September 19, 2018.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	September 20, 2018	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs

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